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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


Date of Report (Date of earliest event reported):    February 16, 1999


                       CIMARRON-GRANDVIEW GROUP, INC.
          (Exact name of registrant as specified in its charter)

        Washington                 001-01337              91-0684860
----------------------------     ---------------     ------------------
(State or other jurisdiction      (Commission         (IRS Employer
 of incorporation)                 File Number)       Identification No.)


                           601 W. Main Avenue, Ste. 714
                              Spokane, WA  99201-0677
                   ------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (509) 455-9077

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  Changes in Registrant's Certifying Accountants.

The letter addressed to the Commission from the former accountant stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree is attached hereto as
Exhibit I.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CIMARRON_GRANDVIEW GROUP, INC.

Date:  February 24, 1999             By:  /s/ Gregory B. Lipsker
                                        --------------------------
                                        Gregory B. Lipsker, President



EXHIBIT I


(Letterhead)

February 20, 1999

Securities and Exchange Commission
450 Fifth Street SW
Washington, D.C. 20549


Re:  Cimarron-Grandview Group, Inc.
     Commission File Number 1-1337


     We agree with the statements made by the above registrant in it's Form 8-K dated February 16, 1999.




                        Sincerely,
                        ROBERT MOE & ASSOCIATES, P.S.




                        Robert E. Moe